Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			BlackRock Bond Income Portfolio


Security:			Goldman Sachs Group, Inc. (The) (CUSIP 38141GVP6)


Date Purchased:			09/08/15


Price Per Share:		99.796 USD


Shares Purchased
by the Portfolio *:		1,326,000


Total Principal Purchased
by the Portfolio *:		1,323,295 USD


Commission or Spread:		0.350%


Broker:				Goldman Sachs & Co.


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			BlackRock Bond Income Portfolio


Security:			American International Group, Inc. (CUSIP 026874DD6)


Date Purchased:			07/07/15


Price Per Share:		99.653 USD


Shares Purchased
by the Portfolio *:		1,573,000


Total Principal Purchased
by the Portfolio *:		1,567,542 USD


Commission or Spread:		0.450%


Broker:				U.S. Bancorp Investment, Inc.


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			BlackRock Bond Income Portfolio


Security:			Sysco Corp. (CUSIP 871829AX5)


Date Purchased:			09/23/15


Price Per Share:		99.809 USD


Shares Purchased
by the Portfolio *:		1,154,000


Total Principal Purchased
by the Portfolio *:		1,151,796 USD


Commission or Spread:		0.350%


Broker:				Goldman Sachs & Co.


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			BlackRock Bond Income Portfolio


Security:			St. Jude Medical, Inc. (CUSIP 790849AN3)


Date Purchased:			09/14/15


Price Per Share:		99.616 USD


Shares Purchased
by the Portfolio *:		505,000


Total Principal Purchased
by the Portfolio *:		503,061 USD


Commission or Spread:		0.650%


Broker:				Bank of America Merrill Lynch


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			BlackRock Bond Income Portfolio


Security:			St. Jude Medical, Inc. (CUSIP 790849AM5)


Date Purchased:			09/14/15


Price Per Share:		99.954 USD


Shares Purchased
by the Portfolio *:		1,578,000


Total Principal Purchased
by the Portfolio *:		1,577,274 USD


Commission or Spread:		0.600%


Broker:				Bank of America Merrill Lynch


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			BlackRock Bond Income Portfolio


Security:			Ventas Realty L.P. (CUSIP 92277GAG2)


Date Purchased:			07/09/15


Price Per Share:		99.218 USD


Shares Purchased
by the Portfolio *:		1,531,000


Total Principal Purchased
by the Portfolio *:		1,519,028 USD


Commission or Spread:		0.650%


Broker:				Credit Agricole Securities, Inc.


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			BlackRock Bond Income Portfolio


Security:			Marriott International, Inc. (CUSIP 571903AN3)


Date Purchased:			09/09/15


Price Per Share:		99.755 USD


Shares Purchased
by the Portfolio *:		2,586,000


Total Principal Purchased
by the Portfolio *:		2,579,664 USD


Commission or Spread:		0.600%


Broker:				JPMorgan Securities LLC


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			BlackRock Bond Income Portfolio


Security:			Automatic Data Processing, Inc. (CUSIP 053015AE3)


Date Purchased:			09/08/15


Price Per Share:		99.891 USD


Shares Purchased
by the Portfolio *:		1,154,000


Total Principal Purchased
by the Portfolio *:		1,152,742 USD


Commission or Spread:		0.450%


Broker:				JPMorgan Securities LLC


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			BlackRock Bond Income Portfolio


Security:			CSX Corp. (CUSIP 126408HD8)


Date Purchased:			10/15/15


Price Per Share:		99.763 USD


Shares Purchased
by the Portfolio *:		782,000


Total Principal Purchased
by the Portfolio *:		780,147 USD


Commission or Spread:		1.000%


Broker:				Bank of America Merrill Lynch


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			BlackRock Bond Income Portfolio


Security:			State of Illinois (CUSIP 452252LE7)


Date Purchased:			11/20/15


Price Per Share:		112.423 USD


Shares Purchased
by the Portfolio *:		325,000


Total Principal Purchased
by the Portfolio *:		365,375 USD


Commission or Spread:		1.000 USD


Broker:				Ramirez & Co.


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			BlackRock Bond Income Portfolio


Security:			McDonald's Corp. (CUSIP 58013MEX8)


Date Purchased:			12/02/15


Price Per Share:		99.815 USD


Shares Purchased
by the Portfolio *:		607,000


Total Principal Purchased
by the Portfolio *:		605,877 USD


Commission or Spread:		0.350%


Broker:				Morgan Stanley & Co., Inc.


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			BlackRock Bond Income Portfolio


Security:			McDonald's Corp. (CUSIP 58013MEY6)


Date Purchased:			12/02/15


Price Per Share:		99.676 USD


Shares Purchased
by the Portfolio *:		583,000


Total Principal Purchased
by the Portfolio *:		581,111 USD


Commission or Spread:		0.450%


Broker:				Morgan Stanley & Co., Inc.


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			BlackRock Bond Income Portfolio


Security:			McDonald's Corp. (CUSIP 58013MEZ3)


Date Purchased:			12/02/15


Price Per Share:		99.679 USD


Shares Purchased
by the Portfolio *:		433,000


Total Principal Purchased
by the Portfolio *:		431,610 USD


Commission or Spread:		0.750%


Broker:				Morgan Stanley & Co., Inc.


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			BlackRock Bond Income Portfolio


Security:			McDonald's Corp. (CUSIP 58013MFA7)


Date Purchased:			12/02/15


Price Per Share:		100.000 USD


Shares Purchased
by the Portfolio *:		510,000


Total Principal Purchased
by the Portfolio *:		510,000 USD


Commission or Spread:		0.875%


Broker:				Morgan Stanley & Co., Inc.


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			BlackRock Bond Income Portfolio


Security:			Visa, Inc. (CUSIP 92826CAC6)


Date Purchased:			12/09/15


Price Per Share:		99.861 USD


Shares Purchased
by the Portfolio *:		3,556,000


Total Principal Purchased
by the Portfolio *:		3,551,057 USD


Commission or Spread:		0.300%


Broker:				Bank of America Merrill Lynch


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			BlackRock Bond Income Portfolio


Security:			Visa, Inc. (CUSIP 92826CAD4)


Date Purchased:			12/09/15


Price Per Share:		99.634 USD


Shares Purchased
by the Portfolio *:		2,883,000


Total Principal Purchased
by the Portfolio *:		2,872,448 USD


Commission or Spread:		0.450%


Broker:				Bank of America Merrill Lynch


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			BlackRock Bond Income Portfolio


Security:			Visa, Inc. (CUSIP 92826CAE2)


Date Purchased:			12/09/15


Price Per Share:		99.865 USD


Shares Purchased
by the Portfolio *:		975,000


Total Principal Purchased
by the Portfolio *:		973,684 USD


Commission or Spread:		0.750%


Broker:				Bank of America Merrill Lynch


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			BlackRock Bond Income Portfolio


Security:			Visa, Inc. (CUSIP 92826CAF9)


Date Purchased:			12/09/15


Price Per Share:		99.833 USD


Shares Purchased
by the Portfolio *:		1,283,000


Total Principal Purchased
by the Portfolio *:		1,280,857 USD


Commission or Spread:		0.800%


Broker:				Bank of America Merrill Lynch


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			BlackRock Bond Income Portfolio


Security:			Goldman Sachs Group, Inc. (The) (CUSIP 38141GVR2)


Date Purchased:			10/16/15


Price Per Share:		99.300 USD


Shares Purchased
by the Portfolio *:		617,000


Total Principal Purchased
by the Portfolio *:		612,681 USD


Commission or Spread:		0.450%


Broker:				Goldman Sachs & Co.


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			BlackRock Bond Income Portfolio


Security:			Goldman Sachs Group, Inc. (The) (CUSIP 38141GVS0)


Date Purchased:			10/16/15


Price Per Share:		99.084 USD


Shares Purchased
by the Portfolio *:		1,432,000


Total Principal Purchased
by the Portfolio *:		1,418,883 USD


Commission or Spread:		0.875%


Broker:				Goldman Sachs & Co.


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			BlackRock Bond Income Portfolio


Security:			Union Pacific Corp. (CUSIP 907818EF1)


Date Purchased:			10/26/15


Price Per Share:		99.533 USD


Shares Purchased
by the Portfolio *:		196,000


Total Principal Purchased
by the Portfolio *:		195,085 USD


Commission or Spread:		0.875%


Broker:				Citigroup Global Markets, Inc.


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			BlackRock Bond Income Portfolio


Security:			Union Pacific Corp. (CUSIP 907818EG9)


Date Purchased:			10/26/15


Price Per Share:		96.043 USD


Shares Purchased
by the Portfolio *:		875,000


Total Principal Purchased
by the Portfolio *:		840,376 USD


Commission or Spread:		0.875%


Broker:				Citigroup Global Markets, Inc.


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			BlackRock Bond Income Portfolio


Security:			Stryker Corp. (CUSIP 863667AH4)


Date Purchased:			10/26/15


Price Per Share:		99.991 USD


Shares Purchased
by the Portfolio *:		703,000


Total Principal Purchased
by the Portfolio *:		702,937 USD


Commission or Spread:		0.650%


Broker:				Goldman Sachs & Co.


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			BlackRock Bond Income Portfolio


Security:			ProLogis L.P. (CUSIP 74340XBE0)


Date Purchased:			10/27/15


Price Per Share:		99.381 USD


Shares Purchased
by the Portfolio *:		412,000


Total Principal Purchased
by the Portfolio *:		409,450 USD


Commission or Spread:		0.650%


Broker:				Morgan Stanley & Co., Inc.


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			BlackRock Bond Income Portfolio


Security:			First Data Corp. (CUSIP 32008DAA4)


Date Purchased:			11/05/15


Price Per Share:		100.000 USD


Shares Purchased
by the Portfolio *:		375,000


Total Principal Purchased
by the Portfolio *:		375,000 USD


Commission or Spread:		1.000 USD


Broker:				Deutsche Bank Securities LLC


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			BlackRock Bond Income Portfolio


Security:			First Data Corp. (CUSIP 32008DAB2)


Date Purchased:			11/05/15


Price Per Share:		100.000 USD


Shares Purchased
by the Portfolio *:		822,000


Total Principal Purchased
by the Portfolio *:		822,000 USD


Commission or Spread:		1.000 USD


Broker:				Deutsche Bank Securities LLC


Member:				PNC Capital Markets LLC